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                                             File Nos. 333-03093 and 811-07615
                                             Rule 497(e)





                      RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT
                   of Great American Reserve Insurance Company


                        Supplement dated December 4, 1997
                       to Prospectus dated November 1, 1996
                         as Supplemented October 24, 1997

                          For California Residents Only


The assets in the Separate Account will be managed pursuant to a tactical asset allocation or market timing investment strategy employed by a registered investment advisor and, therefore, assets may be transferred frequently to take advantage of anticipated market conditions, which will likely result in significant portfolio turnover. Both portfolio turnover and market timing may subject you to additional investment risks not associated with a buy-and-hold investment strategy.

It, therefore, is suggested that this Contract should be part of your larger investment plan and not a stand-alone funding vehicle for your retirement assets. Accordingly, please consult with your financial advisor to determine the appropriateness of this Contract within your total financial plan.